                                                                  EXHIBIT 10.8.1


                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT



         This First Amendment to Purchase and Sale Agreement (this "Amendment") dated as of this 23rd day of May, 2002 is made and entered into by and among Windrose Medical Properties Trust, a Maryland REIT ("BUYER") and CPSIEM, LLC, a Delaware limited liability company ("CPSIEM") and CPSIEE, LLC, a Delaware limited liability company ("CPSIEE"). CPSIEM and CPSIEE are referred to herein individually as a "SELLER".


                                    RECITALS


         WHEREAS, the parties heretofore entered into a Purchase and Sale Agreement dated as of May 10, 2002, (the "Purchase Agreement") for the purchase and sale of the Properties (as defined in the Purchase Agreement); and,

         WHEREAS, pursuant to Section 3.3 of the Purchase Agreement, CPSIEE has the right to contract with an unaffiliated third party for the sale of 4475 S. Eastern Avenue (herein the "4475 Property") at any time prior to Closing (in the nature of a "back up contract") and has the additional right to terminate the Purchase Agreement as to 4475 Property by written notice to Buyer on or before June 14, 2002; and,

         WHEREAS, CPSIEE agrees to waive such rights as set forth in Section 3.3 as to the 4475 Property as set forth hereinabove in consideration of the additional consideration, covenants and agreements of Buyer set forth herein;

         WHEREAS, the parties have determined to amend the Purchase Agreement as set forth in this Amendment; and,

         WHEREAS, each of the capitalized terms set forth herein, to the extent not otherwise herein defined, shall have the meaning ascribed thereto in the Purchase Agreement.

         WHEREAS, whenever this Amendment references a "Section" the reference is to a Section in the Purchase Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00), the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Purchase Agreement as follows:

         1. Each of the recitals set forth above are incorporated herein as if set forth verbatim.

         2.       The definition of the term "Purchase Price" contained in
Section 1 shall be deleted and the following definition of "Purchase Price" shall be substituted in its place and stead.


"Purchase Price" shall mean the Cash Purchase Price and the Warrant and, subject to the terms and conditions set forth herein, the O.P. Units (as herein defined).

         3.       The following definitions are hereby added to Section 1:

"Corporate Partners" shall mean CB Richard Ellis Corporate Partners, LLC, a Delaware limited liability company.

"Klipsch" shall mean Fred S. Klipsch, an individual and resident of the State of Indiana.

"O.P. Units" shall mean limited partnership units of Windrose Medical Properties, L.P., a Virginia limited partnership with Buyer as its sole general partner. Attached hereto as Schedule 1 is a draft copy of a section from the draft S-11 relating to the Windrose IPO that describes, in summary, the terms of the partnership agreement of Windrose Medical Properties, L.P. that will be in effect upon completion of the Windrose IPO.

         4. In Section 3.1 (a), the phrase "(described in Section 3.3 below)" shall be changed to read "(described in Section 3.1 (c) below)".

         5.       A new Section 3.1 (c) is hereby added as follows:

3.1 (c) Within two (2) Business Days after the execution of this Amendment, Buyer shall deposit $100,000 in Escrow with Escrow Company in immediately available funds (the "BETA MONEY"). The Beta Money shall be allocated to the 4475 Property.

         6. Section 3.2 is deleted in its entirety and a new Section 3.2 is herby inserted in its place and stead as follows:

         A.       3.2      THE WARRANT.

                           In addition to the Cash Purchase Price (and as to the
4475 Property, the O.P. Units), the consideration for the Properties shall include a warrant (the "WARRANT") to purchase common stock in Windrose. The Warrant shall be issued at Closing to Corporate Partners. The exercise price of the Warrant shall be equal to the price per share of Windrose common stock as offered to the public in the Windrose IPO. The number of shares that are covered by the Warrant shall be equal to the fraction whose numerator is $300,000 and whose denominator is the exercise price of the Warrant. The exercise period for the Warrant shall expire two (2) years from the closing of the Windrose IPO. The Warrant shall be in the form attached hereto as Exhibit E.

         7. Section 3.3 is deleted in its entirety and a new Section 3.3 is hereby inserted in its place and stead as follows:

3.3      THE O.P. UNITS.

         In addition to the Cash Purchase Price and the Warrants, provided Buyer has not terminated this Agreement as to the 4475 Property pursuant to Section 4(d), 5(e), 15(a), 15(b) or 16(a) or terminated this Agreement as to the other Properties pursuant to Section 13(a)(ii), the Purchase Price shall include O.P. Units issued at Closing by Windrose Medical Properties, L.P. to Corporate Partners. The number of O.P. Units to be issued to Corporate Partners shall be equal to the fraction whose numerator is $150,000 and whose denominator is equal to the price per share of Windrose common stock as offered to the public in the Windrose IPO. The Partnership Agreement of Windrose Medical Properties, L.P. will provide that in the event that the O.P. Units are tendered for redemption by the holder, (a) the cash redemption price per Unit will be based on the then current market trading price (over five day average of most current prices) of a single common share of Windrose; and (b) if common shares of Windrose are issued in exchange for the Units tendered, the number of shares issued will be exchanged for O.P. Units on a one for one basis. Sellers acknowledge that Windrose intends to apply to list the common stock as offered to the public in the Windrose IPO for trading on the New York Stock Exchange. However, the shares of common stock issuable upon redemption of the O.P. Units will not be registered under the Securities Act of 1933, as amended (the "1933 Act") and therefore may not be offered for sale, sold, transferred or otherwise disposed of except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, and any certificates representing the common stock issued upon redemption of O.P. Units will bear a legend to that effect. Corporate Partners has, on the date of this Amendment, executed and delivered to Buyer the Representation Letter attached hereto as Schedule 2.

         8.

A. Each of Section 8(a)(i) and 8(b)(i) is deleted in its entirety and each is replaced with the following:

         (i) Buyer shall not have terminated this Agreement in accordance with Section 3.4(c), Section 4(d), Section 5(e), Section 13(a)(ii), Section 15(a) or Section 15(b) (and Sellers shall not have terminated this Agreement in accordance with Section 5(h) or Section 13(a)(ii)) of this Agreement within the time periods described in such Sections as to the Properties to be sold.

B. A new Section 11 (f) is hereby added as follows:

11 (f) The O.P. Units duly issued by Windrose Medical Properties, L.P. to Corporate Partners.

         9.       Section 13 (a) (ii) is deleted in its entirety and a new
Section 13(a) (ii) is hereby inserted in its place and stead as follows:

(ii) If the Windrose IPO is not closed within three Business Days before the Outside Closing Date (as may be extended pursuant to Section 13 (a) (i)), Buyer may terminate this Agreement by giving Sellers notice of its election to terminate based on the failure of the Windrose IPO to timely close at least three Business Days before the Outside Closing Date. If Buyer makes such election, then such termination shall apply only to the Properties at 2300-2316
W. Charleston Blvd and 888 S. Rancho Drive. With respect to the termination as to the Property at 2300-2316 W. Charleston Blvd and 888 S. Rancho Drive (a) CPSIEM shall retain all of the Alpha Money as a nonrefundable fee; (b) neither party shall have any obligation to the other except on account of any breach of this Agreement or except as expressly provided hereunder as to the Properties at 2300-2316 W. Charleston Blvd and 888 S. Rancho Drive. This Agreement shall not terminate as to the 4475 Property, unless CPSIEE elects within five Business Days of Buyer's notice of termination to terminate this Agreement as to the 4475 Property. In the event CPSIEE elects to terminate this Agreement as to the 4475 Property, then (a) CPSIEE shall retain all of the Beta Money as a nonrefundable fee; (b) neither party shall have any obligations to the other except on account of any breach of this Agreement or except as expressly provided hereunder. In the event that CPSIEE does not timely terminate this Agreement as to the 4475 Property following Buyer's termination under this Section 13(a)(ii), then(a) Buyer shall be deemed to have assigned this Agreement to Klipsch, and Klipsch shall be deemed to have accepted such assignment and assumed the obligations of Buyer hereunder; (b) Klipsch shall proceed with the purchase of the 4475 Property in accordance with the terms hereof, and (c) the Purchase Price for the 4475 Property shall be the Cash Purchase Price of $13,100,000.00. Klipsch shall have the right to assign this Agreement to a limited liability company or limited partnership organized by Klipsch for the purchase of the Property, but such assignment shall not relieve Klipsch of his obligations hereunder.

         10. The second sentence of Section 18 (l) is amended by adding at the start of such sentence, the phrase "Except as set forth in Section 13 (a)
(ii),".

         11. The Purchase Agreement, as amended by this Amendment, shall remain in full force and effect as originally executed and delivered by the parties hereto, except as expressly modified and amended herein. The parties hereto hereby confirm and reaffirm all of their obligations under the Purchase Agreement, as modified and amended by this Amendment.

         12. In the event any provision of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         13. This Amendment may be executed in any number of counterparts with the same effect as if all of the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


                  SELLERS:          CPSIEM, LLC,


                                    A Delaware limited liability company


                                    By:         /s/ Howard Sands
                                       -----------------------------------------

                                             Howard Sands, Manager



                                    CPSIEE, LLC,


                                    A Delaware limited liability company


                                    By:        /s/ Howard Sands
                                       -----------------------------------------

                                             Howard Sands, Manager



                  BUYER:            WINDROSE MEDICAL PROPERTIES TRUST,


                                    A Maryland REIT


                                    By:           /s/ Fred Klipsch
                                       -----------------------------------------

                                             Fred Klipsch, Chairman and CEO


Fred S. Klipsch joins in this Agreement for the sole and express purpose of evidencing his agreement that in the event Buyer is unable to purchase the 4475 Property in accordance with Section 13 (a) (ii), he hereby accepts the assignment of this Agreement by Buyer and assumes the rights of Buyer and agrees to fulfill the obligations of Buyer to purchase the 4475 Property in accordance with the provisions of this Agreement at the Cash Purchase Price as set forth in
Section 13 (a) (ii), (including his right to the formation of a limited liability company or partnership as set forth in Section 13 (a) (ii)). In such event, prior to Closing, Klipsch and Buyer shall execute (and deliver to CPSIEE) an Assignment reasonably acceptable to CPSIEE confirming such assignment and assumption. In the event Klipsch defaults in his obligation to purchase the 4475 Property or to cause such Property to be purchased, all in accordance with Section 13 (a) (ii), then Klipsch shall pay to CPSIEE the sum of Four Hundred Thousand Dollars ($400,000) as liquidated damages and not as a penalty. Such $400,000 payment shall be in addition to any nonrefundable fee paid to CPSIEE under the Purchase Agreement. Upon such payment, this agreement shall terminate as to the 4475 Property and neither Klipsch nor Buyer shall have any further obligation to CPSIEE.




                                                   /s/ Fred Klipsch
                                            --------------------------

                                                     Fred Klipsch

                                    EXHIBIT E

                                 FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------

NO. W-1                                                       ___________ SHARES

                       WARRANT TO PURCHASE COMMON SHARES OF

                        WINDROSE MEDICAL PROPERTIES TRUST

         Subject to the terms and conditions herein set forth, Windrose Medical Properties Trust, a Maryland Real Estate Investment Trust (the "Company"), for value received, hereby certifies that CB Richard Ellis Corporate Partners, LLC, a Delaware limited liability company, or its permitted registered assigns (the "Registered Holder"), is entitled, to purchase from the Company, in whole or in part, at any time, or from time to time, during the term of this Warrant (as set forth in Section 5 below), _______ common shares (as adjusted from time to time pursuant to the provisions of this Warrant) of the Company ("Common Stock"), upon surrender of the Warrant at the principal office of the Company referred to below and upon payment of the exercise price by wire transfer to the Company or certified or cashiers check made to the order of the Company or as otherwise provided below. The purchase price at which Common Stock may be purchased upon exercise of this Warrant shall be $________ per share of Common Stock, as adjusted pursuant to the provisions of this Warrant. The common shares purchasable upon exercise of this Warrant and the exercise or purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the "Warrant Stock" and the "Exercise Price," respectively.

         1.       EXERCISE.

                  (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company at 3502 Woodview Trace, Suite 200, Indianapolis, IN 46268, facsimile number (317) 860-9190, or such other location which shall at that time be the principal office of the Company, accompanied by payment in full of the Exercise Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Exercise Price may be paid by cash, certified or cashiers check or by wire transfer to an account designated in writing by the Company to the Registered Holder.

                  (b) EFFECTIVE TIME OF EXERCISE. To the extent permitted by law, each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise in accordance with Section 1(d) below shall be deemed for all purposes to have become the holder or holders of record of the Warrant Stock represented by such certificates.

                  (c) NET ISSUE EXERCISE.

                      (i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder's duly authorized attorney, in which event the Company shall issue to the Registered Holder a number of shares of Common Stock computed using the following formula:

                                    X =   Y (A - B)
                                          ---------
                                              A

Where             X = The number of shares of Common Stock to be issued to the
                        Registered Holder.

                  Y = The number of shares of Common Stock purchasable under this Warrant, or if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

                  A = The fair market value of one share of Common Stock (at the date of such calculation).

                  B = The Exercise Price (as adjusted to the date of such
                        calculation).

                      (ii) For purposes of this Section 1(c), the fair market value of one share of Common Stock on the date of calculation shall mean the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the last five (5) trading days prior to the date of determination of fair market value.

                  (d) DELIVERY TO HOLDER. Subject to the provisions of Section 3(a) below, if the Registered Holder so requests in writing at any time or from time to time, the Company shall, upon the exercise of this Warrant in whole or in part, immediately instruct the Company's stock transfer agent to deliver via book entry (DTC transfer) to a stock brokerage firm designated in writing by the Registered Holder, for such account as the Registered Holder may designate, the shares of Warrant Stock to which the Registered Holder is entitled. Subject to the provisions of Section 3(a) below, in the absence of a written request for such a book entry transfer, as soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder may direct.

                            (i) a certificate or certificates for the number of
shares of Warrant Stock to which such Registered Holder shall be entitled, and

                           (ii) in case such exercise is in part only, a new
warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

The Company shall pay all issue taxes in connection with the issuance and delivery of the Warrant Stock. All shares of Warrant Stock will, upon issuance by the Company in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable, and free from all taxes and liens (except for any that may be created by the Registered Holder) with respect to the issuance thereof.

         2.       ADJUSTMENTS.

                  (a) STOCK SPLITS AND DIVIDENDS. If at any time during the term of this Warrant the number of outstanding shares of the Company's Common Stock is increased by a stock dividend payable in shares of the Company's Common Stock (or in options to purchase or rights to subscribe for Common Stock, or securities that are convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (collectively, "Common Stock Rights")) or by a subdivision or split-up of shares of Common Stock, then the Exercise Price in effect immediately prior to such subdivision or split-up or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or split-up or immediately after the record date of such dividend be proportionately reduced. If at any time during the term of this Warrant the number of outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

                  (b) RECLASSIFICATION, ETC. If the Company, at any time during the term of this Warrant, by reclassification of securities or otherwise, shall change any of the securities as to which the purchase rights under this Warrant apply into the same or different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this
Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                  (c) MERGER, SALE OF ASSETS, ETC. If, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be
(i) a reorganization (other than a combination, reclassification or subdivision of shares otherwise provided for herein, (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets, as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in Section 2(a); and in such case the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon exercise of this warrant after such consummation.

                  (d) ADJUSTMENT CERTIFICATE. When any adjustment is required to be made in the Warrant Stock or the Exercise Price pursuant to this Section 2, the Company shall promptly, but in no event more than five (5) business days after the occurrence of the event triggering the requirement of an adjustment, mail to the Registered Holder at the address on the signature page of this Warrant (or the most recent address provided in writing by the Registered Holder to the Company) a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and
(iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

         3.       TRANSFERS.

                   (a) UNREGISTERED SECURITY. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant without the prior written consent of the Company, which shall not be unreasonably withheld or delayed, except that no consent shall be needed to transfer this Warrant to one or more "affiliates" of or persons "affiliated" with the Registered Holder who represents to the Company in writing that such affiliate is an "accredited investor" as defined in

Rule 501(a) of Regulation D promulgated under the Securities Act, provided that if the Company has a reasonable basis to doubt the accuracy or truthfulness of this representation, it may by notice promptly (but not more than 10 days after the Company's receipt of the representation) given to the Registered Holder or the relevant affiliate require additional reasonable evidence as to the status of the affiliate or affiliated person as an accredited investor. For the purposes of this Warrant, an "affiliate" or person "affiliated" with a specific person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the person specified, and in the case of a limited liability company shall also include the members of the limited liability company.

                  Each holder of this Warrant further agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, in a form reasonably satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

                  (b) TRANSFERABILITY. Upon any transfer of this Warrant as permitted hereunder, the Company will, at its expense, promptly issue to the transferee (and to the transferor, in the case of a transfer of the Warrant in part) a new Warrant (showing in each case the name of the appropriate Registered Holder on the face of each new Warrant) for the number of shares of Warrant Stock as to which the Warrant was transferred (or in the case of the transferor, retained).

                  (c) WARRANT REGISTER. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

         4. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle its holder to any of the rights of a stockholder of the Company nor shall it impose any liabilities on the holder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

         5. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in whole or in part, at any time, or from time to time, during the term commencing on the closing of the sale and issuance of Common Stock of the Company in the Company's initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "IPO Closing") and ending at 5:00 p.m., Eastern Standard Time on the second anniversary of such closing.

         6.       NOTICES OF CERTAIN TRANSACTIONS. In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (other than a normal cash dividend), or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

         7. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         8. REGISTRATION. The Company grants to the Registered Holder registration rights with respect to the Warrant Stock as follows:

                  8.1 If at any time after the IPO Closing the Company files a registration statement with the Securities and Exchange Commission (the "Commission") providing for the registration of any of the Common Stock for sale or resale to the public for the account of one or more security holders, the Company (i) will promptly give the Registered Holder written notice thereof, and
(ii) will include in such registration statement at no charge to the Registered Holder the registration of the Warrant Stock for resale by the Registered Holder to the public. The Registered Holder will cooperate with the Company to provide the Company and its counsel or accountants such information respecting the Registered Holder as may be required to be included in the registration statement.

                  8.2 In any event, if a registration statement covering the Warrant Stock shall not otherwise have been filed by the Company with the Commission, then the Company will, within twelve months after the IPO Closing, cause such a registration statement (covering the Warrant Stock) to be filed with the Commission and use its best efforts to cause such registration statement to become effective.

                  8.3 The Company shall keep any registration statement under this Section 8, as well as each and any state securities registration or qualification under this Section 8, effective until the earlier of (i) all the Warrant Stock has been resold by the Registered Holder or (ii) all the Warrant Stock may immediately be sold by the Registered Holder during any ninety (90) day period in accordance with Rule 144 promulgated under the Securities Act or in accordance with any similar successor provision.

         9. PAYMENT OF TAXES. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Stock upon any full or partial exercise of this Warrant, provided, however, that the holder shall be required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance of any certificate in a name other than that of the Registered Holder of the Warrant as reflected on the books and records of the Company.

         10. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         11. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company, at the Registered Holder's expense, will issue, in lieu thereof, a new Warrant of like tenor.

         12. NOTICES. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder set forth on the signature page hereof or most recently furnished in writing by the Registered Holder to the Company and (b) if to the Company, to the address set forth below on the signature page hereof or most recently furnished in writing by the Company to the Registered Holder.

         13. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

         14. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

         15. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

         16. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         17. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of law.

         18. SEVERABILITY. If any provision of this Warrant is held unenforceable by a court of competent jurisdiction, it shall be severed from this Warrant and the other provisions of this Warrant shall remain in effect. The parties shall promptly incorporate into the Warrant a provision which they in good faith believe is enforceable and which as nearly as possible gives effect to the intent reflected by the severed provision.

         19. ATTORNEY FEES. If any action is brought by the Registered Holder against the Company to enforce the Company's obligations and/or the Registered Holder's rights under this Warrant, the prevailing party in such action shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Warrant, including without limitation, such reasonable fees and expenses of attorneys, which shall include, without limitation, all fees, costs and expenses of appeals.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused its duly authorized representative to execute and deliver this Warrant as of the _______ day of _________________, 2002.

                                   WINDROSE MEDICAL PROPERTIES TRUST

                                   By:
                                       -------------------------------------
                                   Name: Frederick L. Farrar
                                   Title: President and Chief Operating Officer

                                   Address:
                                                     -----------------------

                                                     -----------------------

                                   Fax Number:
                                                     -----------------------
Agreed and Accepted:

REGISTERED HOLDER

CB Richard Ellis Corporate Partners, LLC

By:
    ---------------------------------
Name:
     --------------------------------
Title:
      -------------------------------
Address:
        -----------------------------

-------------------------------------



Fax Number:
            -------------------------

                                    EXHIBIT A

                             PURCHASE/EXERCISE FORM

To:      Windrose Medical Properties Trust

         The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to (a) purchase _____ shares of the Common Stock covered by such Warrant and herewith makes payment of $ _________, representing the full Exercise Price for such shares at the price per share provided for in such Warrant or (b) exercise such Warrant for _______ shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of
Section 1(c) of such Warrant.

                                     Signature:
                                               ---------------------------------

                                     Name (print):
                                                  ------------------------------

                                     Title (if applic.)
                                                       -------------------------

                                     Company (if applic.):
                                                          ----------------------

                                     Dated:
                                           -------------------------------------

                                    EXHIBIT B

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, to:

      NAME OF ASSIGNEE          ADDRESS/FAX NUMBER          NO. OF SHARES
      ----------------          ------------------          -------------









                                  Assignor:
                                           -------------------------------------

Dated:                            Signature:
      ----------------------                ------------------------------------

                                         (signature must conform in all respects
                                         to the name of the Registered Holder as
                                         set forth on the face of the Warrant)


                                  Witness:
                                          --------------------------------------





                                       2